                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                 June 30, 2004

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

            CASE NAME: FLORSHEIM GROUP INC. CASE NO. 02 B 08209

                            SUMMARY OF CASH ACCOUNTS

ENDING BALANCE IN :

                                                           05/31/2004       06/30/2004
                                                          ------------     ------------
Associated Bank                                           $  44,409.07     $  57,321.41

BT Commercial Escrow                                        144,008.24       144,008.24

Shaw Gussis Fishman Glantz Wolfman &
   Towbin LLC - Preference Account                          101,075.88       101,146.51

Shaw Gussis Fishman Glantz Wolfman &
   Towbin LLC - Preference Account II                       108,284.58       197,384.52
                                                          ------------     ------------
TOTAL                                                     $ 397,777.77     $ 499,860.68
                                                          ============     ============

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLIONOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                          CASH RECEIPTS - JUNE 30, 2004

    DATE                                  ASSOCIATED BANK
    ----                                  ---------------
  06/01/04                                $          -
  06/02/04                                           -
  06/03/04                                           -
  06/04/04                                           -
  06/05/04                                           -
  06/06/04                                           -
  06/07/04                                           -
  06/08/04                                           -
  06/09/04                                           -
  06/10/04                                           -
  06/11/04                                   64,278.00 1)
  06/12/04                                           -
  06/13/04                                           -
  06/14/04                                           -
  06/15/04                                           -
  06/16/04                                           -
  06/17/04                                           -
  06/18/04                                           -
  06/19/04                                           -
  06/20/04                                           -
  06/21/04                                   12,742.16 2)
  06/22/04                                           -
  06/23/04                                           -
  06/24/04                                           -
  06/25/04                                           -
  06/26/04                                           -
  06/27/04                                           -
  06/28/04                                           -
  06/29/04                                           -
  06/30/04                                    2,617.57 3)
                                          ------------
TOTAL RECEIPTS                            $  79,637.73
                                          ============

NOTES:

1) Zurich insurance settlement.

2) Return premium-AIG Pension Annuity

3) Florsheim Canada dividend excess cash.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLIONOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                                  JUNE 30, 2004

                                                   SHAW GUSSIS
     DATE                                        PREFERENCE ACCT.
     ----                                        ----------------

   06/01/04                                         $     -
   06/02/04                                               -
   06/03/04                                               -
   06/04/04                                               -
   06/05/04                                               -
   06/06/04                                           70.63 1)
   06/07/04                                               -
   06/08/04                                               -
   06/09/04                                               -
   06/10/04                                               -
   06/11/04                                               -
   06/12/04                                               -
   06/13/04                                               -
   06/14/04                                               -
   06/15/04                                               -
   06/16/04                                               -
   06/17/04                                               -
   06/18/04                                               -
   06/19/04                                               -
   06/20/04                                               -
   06/21/04                                               -
   06/22/04                                               -
   06/23/04                                               -
   06/24/04                                               -
   06/25/04                                               -
   06/26/04                                               -
   06/27/04                                               -
   06/28/04                                               -
   06/29/04                                               -
   06/30/04                                               -
                                                    -------
TOTAL RECEIPTS                                      $ 70.63
                                                    =======

1) Interest income.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLIONOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                          CASH RECEIPTS - JUNE 30, 2004

                              SHAW GUSSIS
    DATE                   PREFERENCE ACCT.II
    ----                   ------------------
  06/01/04                   $ 24,107.75 1)
  06/02/04                     67,500.00 1)
  06/03/04                             -
  06/04/04                             -
  06/05/04                             -
  06/06/04                             -
  06/07/04                             -
  06/08/04                             -
  06/09/04                             -
  06/10/04                             -
  06/11/04                             -
  06/12/04                             -
  06/13/04                             -
  06/14/04                             -
  06/15/04                             -
  06/16/04                      7,700.00 1)
  06/17/04                             -
  06/18/04                             -
  06/19/04                             -
  06/20/04                             -
  06/21/04                             -
  06/22/04                             -
  06/23/04                      3,803.00 2)
  06/24/04                             -
  06/25/04                             -
  06/26/04                             -
  06/27/04                             -
  06/28/04                             -
  06/29/04                     11,500.00 1)
  06/30/04                             -
                             -----------
TOTAL RECEIPTS               $114,610.75
                             ===========

      1)    Preference recovery
      2)    Account transfer from Associated Bank account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - JUNE 30, 2004

  DATE      CHECK NUMBER            PAYMENTS                 ASSOCIATED BANK
  ----      ------------            --------                 ---------------
06/09/04        1230      F. Terrence Blanchard              $      2,237.39
06/14/04        1231      Ben Alvendia                                150.00
06/23/04        1234      F. Terrence Blanchard                    12,095.00
06/24/04        wire      Deutche Bank                             48,380.00
06/30/04         na       Bank fees                                    60.00
                                                             ---------------
                          Total payments                           62,922.39
06/23/04        1233      Transfer to preference account            3,803.00
                                                             ---------------
                          Total                              $     66,725.39
                                                             ===============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - JUNE 30, 2004

                                                                          SHAW GUSSIS
  DATE         CHECK NUMBER               PAYMENTS                    PREFERENCE ACCOUNT II
  ----         ------------               --------                    ---------------------
06/01/04           1077           Shaw Gussis Fishman                    $    18,700.78
06/11/04           1078           F. Terrence Blanchard                        1,875.00
06/11/04           1079           Logan & Company                                844.19
06/22/04           1080           Kronish Lieb                                 1,115.79
06/22/04           1081           Leslie T Welsh Inc.                          1,454.25
06/22/04           1082           Logan & Company                                814.77
06/22/04           1083           Iron Mountain Record Management                274.03
06/22/04           1084           Laura Koy Reporting Inc.                       432.00
                                                                         --------------
                                                                         $    25,510.81
                                                                         ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                  JUNE 30, 2004

BT COMMERCIAL CORPORATION
LOAN ACCOUNT

                                                      POST-PETITION
                                                          LOAN
     DATE             PAYMENTS        BORROWINGS         BALANCE
     ----             --------        ----------      -------------
OPENING BALANCE                                      $  7,101,059.88
06/01/04             $         -      $        -        7,101,059.88
06/02/04                       -               -        7,101,059.88
06/03/04                       -               -        7,101,059.88
06/04/04                       -               -        7,101,059.88
06/05/04                       -               -        7,101,059.88
06/06/04                       -               -        7,101,059.88
06/07/04                       -               -        7,101,059.88
06/08/04                       -               -        7,101,059.88
06/09/04                       -               -        7,101,059.88
06/10/04                       -               -        7,101,059.88
06/11/04                       -               -        7,101,059.88
06/12/04                       -               -        7,101,059.88
06/13/04                       -               -        7,101,059.88
06/14/04                       -               -        7,101,059.88
06/15/04                       -               -        7,101,059.88
06/16/04                       -               -        7,101,059.88
06/17/04                       -               -        7,101,059.88
06/18/04                       -               -        7,101,059.88
06/19/04                       -               -        7,101,059.88
06/20/04                       -               -        7,101,059.88
06/21/04                       -               -        7,101,059.88
06/22/04                       -               -        7,101,059.88
06/23/04                       -               -        7,101,059.88
06/24/04               48,380.00               -        7,052,679.88
06/25/04                       -               -        7,052,679.88
06/26/04                       -               -        7,052,679.88
06/27/04                       -               -        7,052,679.88
06/28/04                       -               -        7,052,679.88
06/29/04                       -               -        7,052,679.88
06/30/04                       -               -        7,052,679.88
                     -----------      ----------
Total                $ 48,380.00      $        -
                     ===========      ==========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:     FLORSHEIM GROUP INC.     CASE NO.       02 B 08209

                          STATEMENT OF AGED RECEIVABLES

                                  JUNE 30, 2004

ACCOUNTS RECEIVABLE:

Beginning of Month Balance           $   351,547
                                     -----------
Add: Sales on Account                          -
                                     -----------
Less: Collections                              -
                                     -----------
Adjustments                                    -
                                     -----------
End of the Month Balance             $   351,547
                                     ===========

Note - All accounts receivable are fully reserved.

 0-30      31-60      61-90      OVER 90     END OF MONTH
 DAYS       DAYS       DAYS       DAYS           TOTAL
 ----      -----      -----      -------     ------------
$    -    $     -    $     -    $ 351,547    $    351,547
======    =======    =======    =========    ============

                     ACCOUNTS PAYABLE AGING - JUNE 30, 2004

                0-30        31-60        61-90      Over 90     End of Month
                Days         Days         Days       Days           Total
                ----        -----        -----      -------     ------------
Wholesale     $ 27,037    $ (17,309)    $   117    $ 510,960         520,805
Retail               -            -           -       75,979          75,979
              --------    ---------     -------    ---------    ------------
Total         $ 27,037    $ (17,309)    $   117    $ 586,939    $    596,784
              ========    =========     =======    =========    ============

* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

    CASE NAME:   FLORSHEIM GROUP INC.        CASE NO.  02 B 08209

                                TAX QUESTIONNAIRE

                          FOR MONTH ENDED JUNE 30, 2004

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1. Federal Income Taxes                 Yes (x)       No(  )
2. FICA withholdings                    Yes (x)       No(  )
3. Employee's withholdings              Yes (x)       No(  )
4. Employer's FICA                      Yes (x)       No(  )
5. Federal Unemployment Taxes           Yes (x)       No(  )
6. State Income Taxes                   Yes (x)       No(  )
7. State Employee withholdings          Yes (x)       No(  )
8. All other state taxes                Yes (x)       No(  )

If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

DECLARATION UNDER PENALTY OF PERJURY

I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                          /s/ F. Terrence Blanchard
                                         ---------------------------------------
                                         For the Debtor In Possession (Trustee)

                                         Print or type name and capacity of
                                         person signing this Declaration:

                                         F. Terrence Blanchard
                                         ---------------------------------------

                                         President and Chief Financial Officer
                                         Florsheim Group Inc.

DATED: July 13, 2004